Exhibit 10.2

CENTURY PARK
STANDARD FORM LEASE

ARTICLE 1	PARTIES

This Lease, dated as of this 3rd day of April, 2015, is made by and between KEITH C. & TRACI A. ESTES TRUST (herein called "Landlord") and GIGOPTIX, INC., a Delaware Corporation (herein called "Tenant").

ARTICLE 2	PREMISES

Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space (herein called "Premises") containing approximately 6,100 square feet of interior floor area as indicated in Exhibit A.  The Premises are situated within a building (the "Building") within the complex known as Century Park Bldg 3.  Said Premises and the Center are located at 12820 Earhart Ave Auburn, County of Placer, and State of California.

This Lease is subject to the terms, covenants and conditions herein set forth and Landlord and Tenant covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by them to be kept and performed.

ARTICLE 3	USE

Tenant shall use the Premises for engineering offices and one small lab area for testing of electronic components and shall not use or permit the Premises to be used for any other purpose without prior written consent of Landlord.  Landlord shall not unreasonably withhold, delay, or condition such consent.

ARTICLE 4	RENT

4.1            Rent.  Tenant agrees to pay to Landlord as rent ("Rent"), without notice or demand, the monthly sum according to Article 4.2  in advance, on or before the first day of each and every successive calendar month during the term hereof. Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment herein based upon a thirty (30) day month.  Said rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America and at such place as Landlord may from time to time designate in writing.

4.2            Rent Schedule
Period	Rent
01 thru 06:*	$0.00 per month.
7-66	$6,100.00 per month

* Consideration for tenant moving expenses.
(Tenant shall be responsible for suite janitorial and utilities as set forth in Article 14.)

ARTICLE 5	LATE CHARGES

 If any installment of rent shall not be received by Landlord or Landlord's designee within five calendar (5) days after due date specified by this Lease, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of  outstanding charges.   Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.  Tenant hereby agrees that if Tenant is subject to a late charge for two (2) consecutive months, Rent for the following twelve (12) months shall automatically be adjusted to be quarterly rental, payable in advance, commencing upon the first day of the month following such consecutive late month and continuing for the next twelve (12) months on a quarterly basis in advance.

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Insufficient Funds Checks -- Checks returned by Tenant's bank for insufficient funds or closed accounts will be subject to a $25.00 check charge, in addition to applicable late charges, which will be paid immediately to Landlord.

ARTICLE 6	TERM

6.1            Commencement.  The Lease term shall be Sixty-Six (66) months, plus any partial month in which the rental commences.  The parties hereto acknowledge that certain obligations under various articles hereof may commence prior to the Lease term, i.e., construction, hold harmless, liability insurance, etc.; and the parties agree to be bound by these articles prior to commencement of the Lease term.  The Lease term shall commence ("Commencement Date") on the 1st day of May 2015, subject to such incidental work as is to be performed by Landlord prior to said date (this work, if any, to be set forth in Section 41).

6.2            Early Occupancy. Tenant shall have the option to occupy the space at any time prior to the Commencement Date.

6.3            Performance of Landlord's Work.  Except to the extent to which Tenant shall have given Landlord notice, not later than the end of the second full calendar month next beginning after the Commencement Date, of those matters which Landlord has not performed its obligations under  Article 41, Tenant shall have no claim that Landlord has failed to perform any of Landlord's obligations under  Article 41.  Tenant shall conduct a walk-through inspection of the Premises with Landlord and provide to Landlord a written punch-list specifying those items which require completion.  Landlord shall thereafter diligently complete said items but not later than thirty (30) days from Landlord’s receipt of the punch-list.

6.4            Force Majeure.  Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage.  Nothing in this Section shall excuse or delay Tenant’s obligation to pay Rent or other charges under this Lease if Tenant is occupying the Premises.

ARTICLE 7	SECURITY DEPOSIT

Concurrently with Tenant’s execution of this Lease, Tenant has deposited with Landlord the sum of SIX THOUSAND ONE HUNDRED FOURTY EIGHT AND AND NO/100 Dollars ($6,148.00).  Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof.  If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord must spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default.  If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease.  Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.  If Tenant is not in default, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord option, to the last assignee of Tenant's interest hereunder) within twenty (20) days following the expiration of the Lease term.  In the event of termination of Landlord's interest in this Lease, said deposit, or any part thereof not previously applied, may be turned over by Landlord to Landlord's grantee and, if so turned over, Tenant agrees to look solely to such grantee for proper application of (the deposit in accordance with the terms of this Article 7, and the return thereof in accordance herewith.   The holder of a mortgage on property which includes the Premises shall never be responsible to Tenant for the return or application of any such deposit, whether or not such holder succeeds to the position of Landlord hereunder, unless such deposit shall have been received in hand by such holder.

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ARTICLE 8	INSURANCE AND INDEMNITY

8.1    Insuring Party.  As used in this Article, the term "insuring party" shall mean the party who has the obligation to obtain the insurance required hereunder.  This insuring party shall be designated in each Section of this Article8.

8.2    Liability Insurance.  Tenant shall, at Tenant's expense obtain and keep in force during the term of this Lease, as the insuring party under this Section 8.2, a policy of Combined Single Limit, Bodily Injury and Property Damage Insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto.  Such insurance shall be a combined single limit policy in an amount not less than Two Million Dollars ($2,000,000).  The policy shall contain cross liability endorsements and shall insure performance by Tenant of the indemnity provisions of this Article 8. The limits of said insurance shall not, however, limit the liability of Tenant hereunder.  Said insurance shall have a Landlord's Protective Liability endorsement attached thereto.  If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to procure and maintain the same, but at the expense of Tenant. .

8.3	Property Insurance

(a)    Landlord, as insuring party under this Section 8.3, shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of ninety percent (90%) of the replacement value thereof, as the same may exist from time to time against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage.  Said insurance shall provide for payment of loss thereunder to Landlord or to the holders of mortgages or deeds of trust on the Premises. Landlord shall, in addition, obtain and keep in force during the term of this Lease a policy of rental income insurance covering a period of one (1) year, with loss payable to Landlord, which insurance shall also cover all real estate taxes and insurance costs for said period.

(b)    Tenant shall pay for any increase in the property insurance of other building or buildings in the Center if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises.  It is provided, however, that Tenant shall not be required to pay for any such increases in insurance costs of adjacent properties unless such increased insurance costs was the result of unusual features of Tenant's occupancy of the Premises or of Tenant’s unusual acts or omissions, the intent of the parties being to require Tenant to be financially responsible to the extent of such cost increases for creating situations of unusual hazard on the Premises not reasonably contemplated by the use to which the Premises shall be put pursuant to Article 3 above.

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(c)    Landlord will not insure Tenant’s fixtures, equipment or Tenant improvements unless the Tenant improvements have become a part of the Premises under Article 12 hereof. Tenant shall have such responsibility in accordance with Section 8.7 herein below.

(d)    Not more frequently than once each year, if, in the opinion of Landlord, the amount of property insurance required hereunder is not adequate, Landlord shall increase said insurance coverage as determined by Landlord. However, such increase may be more frequent than each year if required by the insurance carrier in order to maintain insurance for the full replacement value of the Premises.

8.4    Insurance Policies.  Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of “A” or better as set forth in the most current issue of "Best’s Insurance Guide" and admitted to do business in the state of California.  The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord.  No such policy shall be cancelable or subject to reduction of coverage or other modifications except after ten (10) days prior written notice to Landlord.  If Tenant is the insuring party, Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand.  Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Section 8.3. If Tenant does or permits to be done anything which shall increase the cost of the insurance policies referred to in Section 8.3, then Tenant shall forthwith upon Landlord’s demand reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance.  If Landlord is the insuring party and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Landlord shall deliver to Tenant a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

8.5    Waiver of Subrogation.  Tenant and Landlord each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damages.  The insuring party shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.  Notwithstanding, the waiver of subrogation would not be effective if its inclusion would cancel an insurance policy of any party.

8.6    Indemnity.  Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant’s use of the Premises, or from the conduct of Tenant’s business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere. Tenant shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any negligence of the Tenant, or any of such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant’s expense. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord, except in the event of Landlord’s (including Landlord’s officers, employees, agents and representatives) negligence, breach of the Lease, or intentional misconduct.

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8.7    Exemption of Landlord from Liability. Except in the event of Landlord’s, his agent's, officers, representatives or employee's gross negligence, breach of this lease or intentional misconduct,  Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the improvements, trade fixtures, contents, goods, wares, merchandise or other property of Tenant (“Tenant's Contents”), Tenant's employees, invitees, customers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant.  Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.  Tenant shall maintain the following insurance coverage with respect to the insurable losses contemplated by this Section 8.7 during the term of this Lease insuring Landlord, Tenant and any lender of record encumbering the Premises, with full waiver or subrogation:

(a)    against fire, extended coverage, glass breakage and vandalism and malicious mischief perils, including coverage for Tenant’s Contents, in an amount of not less than ninety percent (90%) of the full replacement cost thereof;

(b)    Broad form boiler and machinery insurance on a blanket repair and replacement basis with limits per accident not less than the replacement cost of all leasehold improvements and of all boilers, pressure vessels, air conditioning equipment, miscellaneous electrical apparatus and all other insurable objects owned or operated by Tenant or by others (other than Landlord) on behalf of Tenant in the Premises or relating or serving the Premises;

(c)    Business interruption insurance in such amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all such perils insured against in Section 8.7(a) and 8.7(b) above and an amount payable to the Landlord not less than twelve (12) months rental as set forth in this Lease.  Such sums to be paid no less frequently than monthly in equal amounts during such period as the Tenant’s business is interrupted; and

(d)    Workmen's compensation insurance covering all Tenant’s employees working in the Premises to the extent required by law;

(e)    Such additional liability insurance as may be reasonably required by Landlord to protect the Landlord against any environmental hazards arising from Tenant’s prospective or actual use of the Premises.

8.8    Additional Insurance.  Notwithstanding any provisions to the contrary contained in this Lease, the insuring party shall also provide insurance against damage by such other perils as any mortgage lending institution holding a mortgage on the Premises may from time to time require against damage by such other perils as mortgage lending institutions generally may from time to time require in case of similar properties and in such amounts.

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8.9    Blanket Policy.  If at any time during the term of this Lease the insuring party shall have in full force and effect a blanket policy of general liability insurance and/or property insurance with the same coverage for the Premises or for Tenant’s property as applicable all as described above, as well as coverage of other Premises and properties of the insuring party or in which the insuring party has some interest, such blanket insurance shall satisfy the requirements hereof.

8.10 Additionally Insured.  Tenant's insurance as stated in Article 8 of the Lease, shall include Landlord as additionally insured.  Tenant shall furnish to Landlord within twenty (20) days prior to Tenant's taking possessions of the Premises, evidence of Tenant's insurance.

ARTICLE 9	USES PROHIBITED

Tenant shall not do nor permit anything to be done in or about the Premises, nor bring or keep anything therein which is not within the permitted use of the Premises, which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, nor cause a cancellation of any insurance policy covering said Building or the Center or any part thereof or any of its contents.  Tenant shall not do nor permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or the Center or injure or annoy them nor use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.  Tenant shall not commit nor allow to be committed any waste in or upon the Premises.

(a)            Tenant agrees that it will not use or permit any person to use the Premises for a second-hand store, auction, distress or fire sale, or bankruptcy or going-out-of-business sale (whether or not pursuant to any insolvency proceedings), or for any use or purpose in violation of any governmental law or authority, and the Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations and requirements now in force of which may hereinafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises.  The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rules, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

(b)            Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Tenants or occupants of the building of which the Premises may be a part or any other building in the Center, or injure or annoy them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.  Tenant shall not commit or allow to be committed any waste in or upon the Premises.  Tenant shall keep the Premises in a clean and wholesome condition, free of any objectionable noises, odors or nuisance.
(c)
 Notwithstanding anything in this Lease, Landlord shall be responsible for all structural alterations to the building shell required under new or existing law.

ARTICLE 10	ALTERATIONS AND ADDITIONS

Tenant shall not make or allow to be made any alterations, additions or improvements to or of the Premises or any part thereof excepting non-structural interior alterations not exceeding One Thousand Dollars ($1,000.00) in cost without first obtaining the written consent of Landlord, and such governmental approvals and building permits as required by building code, and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the Premises at the election of the Landlord, the Landlord may, in Landlord’s sole discretion, require that the Premises be returned to its standard original condition with such interior walls, plumbing, cabinetry, lighting, wall coverings, flooring, removed to the Landlord’s reasonable satisfaction.  The Premises shall be repainted prior to Tenant vacating the Premises.  Should the Tenant fail to complete the removal of improvements as required by Landlord, the Landlord may remove the improvements in which case the reasonable cost of removal plus a service charge equal to twenty-five (25%) of the cost of removal and reconditioning shall be payable by the Tenant to the Landlord within ten (10) days of Tenant’s receipt of Landlord’s billing for such work.  In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant’s sole cost and expense.  Notwithstanding anything to the contrary herein, no installation, alterations, additions or improvements to or of any electrical system or outlet to or of the Premises, or any part thereof, shall be made, or allowed to be made by Tenant without first obtaining the written consent of Landlord.  Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord,  at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant designated by Landlord to be removed, including trade fixtures, movable furniture and inventory, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Premises caused by such removal.  Landlord shall not unreasonably withhold, delay, or condition consent under this Article.

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ARTICLE 11	REPAIRS

By occupancy or entry to the Premises hereunder, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair except as to items identified by Tenant pursuant to Article 6.3.  Tenant shall, at Tenant’s sole cost and expense, keep the Premises and every part thereof in good condition and repair (except as hereinafter provided with respect to Landlord's obligations.  Tenant shall, upon the expiration or sooner termination of the term of this Lease, surrender the Premises to the Landlord in the same condition as when first occupied in good condition, broom clean, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted subject to Article 11 of this Lease.  Any damage to adjacent Premises caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant.   In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required so to maintain Premises.  In the event Tenant fails to commence such work within 30 days of receiving such notice or diligently prosecute the same to completion, Landlord may, but is not obligated to, perform such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work.  Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10%) per annum from the date of such work.  Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work or by reason of undertaking the repairs required by this Article 11.  .

ARTICLE 12	LIENS

Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant.  Landlord may require, at Landlord’s sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of any improvements, additions, alterations in the Premises which the Tenant desires to make, to insure Landlord against any liability for mechanics' and material men’s liens and to insure completion of the work.

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ARTICLE 13	ASSIGNMENT AND SUBLETTING

Except for the excluded transactions set forth in this Article, Tenant shall not voluntarily, or by operation of law, assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent which shall not be unreasonably withheld.  Any attempt to assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void and shall constitute a breach of this Lease.  Regardless of Landlord's consent, no subletting or assignment shall release Tenant from Tenant’s obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder.  The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision hereof.  Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.  In the event that Landlord shall consent to a sublease or assignment under the provisions of this Article 15, Tenant shall pay Landlord’s reasonable attorney’s fees not to exceed $2,000 incurred in connection with giving such consent.  Prior to such approval by Landlord of subletting or assignment, Tenant shall provide Landlord with information concerning the proposed assignees or subtenants financial responsibility.  Further, if for any proposed assignment or sublease Tenant receives rent or other consideration either initially or over the term of the assignment of sublease, in excess of the rent called for hereunder, or in case of the sublease of a portion of the Premises in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder taken into account, Tenant shall pay to Landlord as additional rent hereunder all of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.  Landlord shall not unreasonably withhold, delay, or condition approval under this article.  For purposes of this Article, the following are considered “Excluded Transactions”:  (a) any transfer of Tenant’s interest in this Lease to any entity that is a corporate affiliate of Tenant; and (b) any change in the ownership or control of Tenant, including, but not limited to, any sale or transfer of stock or other ownership interests, merger, consolidation, or similar transactions.  Landlord’s consent is not required prior to any Excluded Transaction.

ARTICLE 14	UTILITIES AND JANITORIAL

Tenant shall pay for all janitorial, water, gas, heat, light, power and sewer charges, telephone service, fire alarm service, HVAC maintenance and all other services and metered utilities supplied to the Premises, together with any taxes thereon.  If any such services are not separately metered or otherwise assessed or charged to Tenant, Tenant shall pay a pro rata share of all charges jointly metered or shared with other Premises, to be calculated by multiplying such charges by the floor area (in square feet) of the Premises occupied by Tenant, divided by the gross leasable floor area (in square feet) Center.  Landlord’s billings for such utilities and services shall be accompanied by documentation of the total charges incurred and the method for determining Tenant’s proportionate share.  Tenant shall not be responsible for any costs or expenses not actually incurred by Landlord, costs or expenses that are separately reimbursed or reimbursable by third parties, including tenants, or costs and expenses that exclusively or disproportionately benefit other tenant(s) in the Center.

14.1   Government Energy or Utility Controls.  In the event of imposition of federal, state or local government controls, rules, regulations, or restrictions on the use or consumption of energy or other utilities during the Term, both Landlord and Tenant shall be bound thereby.  In the event of a difference in interpretation by Landlord and Tenant of any such controls, the reasonable interpretation of Landlord shall prevail, and Landlord shall have the right to enforce compliance therewith, including the right of entry into the Premises to effect compliance.

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ARTICLE 15	PERSONAL PROPERTY TAXES

Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises.  In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures, and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant’s property and copy of the tax bill received by Landlord.

ARTICLE 16	RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the reasonable rules and regulations affecting the Center that Landlord shall from time to time promulgate and/or modify to the extent such rules and regulations do not unreasonably interfere with Tenant’s use and enjoyment of the Premises.  The rules and regulations shall be binding upon the Tenant upon delivery of a copy of them to Tenant.  Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants of the Center.

ARTICLE 17	HOLDING OVER

If Tenant shall remain in possession of the Premises after the expiration of the term of this Lease, Tenant will be deemed to be occupying the Premises as a tenant-at-sufferance subject to all the covenants and obligations of this Lease and at a daily rental of twice the per diem Rent provided hereunder, computed on the basis of a thirty (30) day month, and Tenant will vacate the Premises and deliver the same to Landlord upon Tenant’s receipt of notice from Landlord to vacate the Premises.  If any Property not belonging to Landlord remains at the Premises after the expiration of the term of this Lease, Tenant hereby authorizes Landlord to make such disposition of such property as Landlord may desire without liability for compensation or damages to Tenant upon ten (10) days written notice.  In the event that such property belongs to someone other than Tenant, Tenant agrees to indemnify and hold Landlord harmless from all suits, actions, liabilities, losses, damages and expenses in connection with or incident to any removal, exercise of dominion over and/or disposition of such property by Landlord.

ARTICLE 18	ENTRY BY LANDLORD

Landlord reserves, and shall at any and all times (upon reasonable notice to Tenant, except in the event of an emergency) has, the right to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, to repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of Rent, unless such actions unreasonably impair Tenant’s use and enjoyment of the premises.   and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be unreasonably blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably.  Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby except to the extent Landlord’s actions unreasonably impair tenant’s use and enjoyment of the Premises, or to the extent Landlord or its agents, officers, employees or representatives act or omit to act negligently, or commit intentional misconduct.  Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property and any entry to the Premises obtained by Landlord by any means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.  Up to 6 months prior to the expiration of the lease, Landlord’s brokers shall, with reasonable notice, have the right to tour the space in order to continue marketing the space.

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ARTICLE 19	TENANT'S DEFAULT

19.1            Events of Default.  The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

(a)    Failure to pay rent, or any other monetary obligation which Tenant is required to pay under this Lease when due, which failure continues for five (5) days.

(b)    Abandonment or vacation of the Premises or any substantial portion thereof (failure to occupy and operate the Premises for twenty-one (21) consecutive days shall be deemed an abandonment and vacation), except (a) to the extent reasonably necessary to perform maintenance, repairs, renovations, or alteration to the Premises; (b) due to damage to the premises; or (c) as otherwise permitted under this Lease

(c)    Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) days after notice has been given to Tenant.  If the default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default of this Lease if Tenant commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default.

(d)    The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the Exhibit, execution or other judicial seizure of substantially all of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

19.2            Notices of Default.  Notices given under this Article shall specify the alleged default and the applicable Lease provisions, and shall demand that Tenant perform the provisions of this Lease within the applicable period of time, or quit the Premises.  No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

ARTICLE 20	LANDLORD'S REMEDIES

Landlord shall have the following remedies if Tenant commits a default.  These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

20.1            Tenant's Right to Possession Not Terminated.  Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due.  During the period Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third parties for Tenant's account.  Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs.  Reletting can be for a period shorter or longer than the remaining term of this Lease.  Tenant shall pay to Landlord the rent due under this Lease on the dates the Rent is due, less the Rent Landlord receives from any reletting.  No act by Landlord allowed by this Section 22.1 shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease.  After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability.

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20.2            Termination of Tenant's Right to Possession.  Landlord can terminate Tenant's right to possession of the Premises at any time while Tenant is in default.  Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant's right to possession.  On termination, Landlord has the right to recover from Tenant:

(a)    The worth, at the time of the award, of the unpaid Rent that had been earned at the time of termination of this Lease;

(b)    The worth, at the time of the award, of the amount by which the unpaid Rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of Rent that could have been reasonably avoided;

(c)    The worth, at the time of the award, of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of the loss of Rent that could have been reasonably avoided; and

(d)    Any other amount, and court costs, necessary to compensate Landlord for all detriment approximately caused by Tenant's default.

The worth, at the time of the award is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award.

20.3            Appointment of Receiver. If Tenant is in default of this Lease, Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant’s business.  Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.  Tenant agrees that in the event all or substantially all of its assets be placed in the hands of a receiver or trustee, and in the event receivership of trusteeship continue for a period of ten (10) days, or should Tenant make assignment for the benefit of creditors, or be adjudicated a bankrupt, or should Tenant institute any state or federal bankruptcy act wherein Tenant seeks to be adjudicated a bankrupt, or seeks to be discharged of its debts, or should any voluntary proceeding be filed against such Tenant under such bankruptcy laws and Tenant consents thereto or acquiesces therein by pleading or default, then this Lease or any interest in and to the demised Premises shall not become an asset in any of such proceedings and in any of such events and in addition to any and all rights or remedies of Landlord hereunder of as provided by law, it shall be lawful for Landlord at his option to declare the term hereof ended and to re-enter the demised Premises and take possession hereof and remove all persons therefrom and Tenant shall have no further claim, therein or hereunder.

20.4            Landlord's Right to Cure Tenant's Default.  Landlord, at any time after Tenant commits a default, can cure the default at Tenant’s cost. If Landlord at any time, by reason of Tenant’s default, pays any start or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.  The sum, together with interest on it, shall be additional rent.

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ARTICLE 21	DEFAULT BY LANDLORD

Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after notice by Tenant to Landlord in writing specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

ARTICLE 22	RECONSTRUCTION

In the event the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Rent and other amounts otherwise payable under this Lease from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by the Tenant in the Premises.  If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.  In the event the Premises are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall have the option:  (1) to repair or restore such damage, this Lease continuing in full force and effect, but the Rent to be proportionately reduced as provided hereinabove in this Article; or (2) give notice to Tenant any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice.  In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by the Tenant in the Premises, shall be paid up to the date of such termination.  Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered in this Article occurs during the last twenty four (24) months of the term of this Lease or any extension thereof. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixtures, or other personal property of Tenant.

ARTICLE 23	EMINENT DOMAIN

If more than twenty five percent (25%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain and such taking materially effects the Tenant’s ability to conduct the Tenant’s business in the Premise or the Landlord’s operation of the Center then, either party hereto shall have the right, at its option, within sixty (60) days after said taking, to terminate this Lease upon thirty (30) days written notice.  If less than twenty five percent (25%) of the Premises are taken, or if more than twenty five percent (25%) is taken and neither party elects to terminate as herein provided, the Rent thereafter to be paid shall be equitably reduced.  If any part of the Center other than the Premises may be so taken or appropriated, Landlord shall within sixty (60) days of said taking have the right at its option to terminate this Lease upon written notice to Tenant.  In the event of any taking or appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

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ARTICLE 24	PARKING AND COMMON AREA

All areas within the exterior boundaries of the Center which are not now or hereafter held for lease or occupation by Landlord or used by other persons entitled to occupy floor space in the Center shall be deemed Common Areas.  Landlord may make changes at any time and from time to time in the size, shape, location, and extent of the Common Area, and no such change shall entitle Tenant to any abatement of Rent.  Landlord covenants that except as otherwise provided herein below, an area approximately equal to the Common Area which includes automobile parking, shall be at all times available for the non-exclusive use of Tenant during the full term of this Lease or any extension of the term hereof, provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all of such Common Area shall not constitute a violation of this covenant; provided further, however, that Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such Common Area including automobile parking and to construct buildings and other improvements thereon if in the sole good faith judgment of Landlord such construction shall be for the overall benefit of the Center and will not substantially interfere with ingress and egress from the Premises or the flow of vehicular traffic in the Center.  The Common Area of the Center shall include, but is not necessarily be limited to driveways, parking areas, landscape areas, loading and unloading area, walkways, handicapped ramps and parking area, patios, , and exterior lighting.

24.1            Maintenance.  Landlord shall keep said Common Area, including all parts thereof, in a neat, clean and orderly condition and shall repair any damage to the facilities thereof, but all expenses reasonably incurred in connection with keeping  said Common Area including automobile parking in a neat, clean and orderly condition and making repairs in said Common Area shall be charged and prorated, Tenant’s share to be calculated by multiplying such charges by the floor area (in square feet) of the Premises occupied by Tenant, divided by the gross leasable floor area (in square feet) Center.  Tenant shall not be responsible for any costs or expenses not actually incurred by Landlord, costs or expenses that are separately reimbursed or reimbursable by third parties, including tenants, or costs and expenses that exclusively or disproportionately benefit other tenant(s) in the Center.

24.2            Common Rights.  Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and subtenants, shall have the non-exclusive right in common with Landlord, and other present and future owners, tenants and their agents, employees, customers, licensees and sub-tenants, to use said Common Area during the entire term of this Lease, or any extension thereof, for ingress and egress, and automobile parking.

24.3            Rules and Regulations.  Tenant, in the use of said Common Area, agrees to comply with such reasonable rules, regulations and charges for parking as Landlord may adopt from time to time for orderly and proper operation of said Common Area.  Such rules may include but shall not be limited to the following: (1) the Restricting of employee parking to a limited, designated area or areas; and (2) The regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant.

ARTICLE 25	SIGNS

Tenant may affix and maintain upon the glass panes and sign area above the windows upon the exterior walls of the Premises only such signs, advertising, placards, names, insignia, trademarks and descriptive material as shall have first received the written approval of Landlord as to type, size, color, location, copy nature and display qualities.  Landlord shall not withhold such written approval of such signage material so long as it conforms with the Signage Criteria and incorporated herein by this reference and any and all sign criteria established by the County of Placer applicable to the Center or the Premises.  Tenant shall not affix any sign to the roof.  The Landlord shall, at Landlord’s sole discretion, approve or disapprove the installation of any tenant signs on or as a part of Project Identification signs erected by the Landlord adjacent to the public streets.  No free standing “A” frame signs will be allowed.

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ARTICLE 26	DISPLAYS

Tenant may not display or sell merchandise or allow grocery carts or other similar devices within the control of Tenant to be stored or to remain outside the defined exterior walls and permanent doorways of the Premises.  Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flags, banners, flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts.

ARTICLE 27	AUCTIONS

Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction by voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

ARTICLE 28	LANDLORD'S LIABILITY

Tenant specifically agrees to look solely to Landlord's then equity interest in that part of the Center at the time owned, or in which Landlord holds an interest as ground lessee, for recovery of any judgment from Landlord, it being specifically agreed that neither Landlord, nor any successor holder of Landlord's interest hereunder, nor any beneficiary of any trusts of which any person from time to time holding Landlord's interest is trustee, shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant.  The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest, or any other action not involving the personal liability of Landlord, or any successor holder of Landlord's interest hereunder, or any beneficiary of any trust of which any person from time to time holding Landlord's interest is trustee, to respond in monetary damages from Landlord's assets other than Landlord's equity interest aforesaid in the Center.

ARTICLE 29	ASSIGNMENT OF RENTS

29.1            Assumption:  With reference to any assignment by Landlord of Landlord’s interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees as follows:

(a)    That the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligation of Landlord hereunder, unless such holder, or ground lessor, shall by notice sent to Tenant, specifically otherwise elect, and

(b)    That, except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord’s obligations hereunder only upon foreclosure of such holder’s mortgage and the taking of possession of the Premises, or, in the case of a ground lessor, the assumption of Landlord's position hereunder by such ground lessor.

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29.2            Leaseback.  Where a party acquires Landlord's interest in property (whether land only, or land and buildings) which includes the Premises, and simultaneously leases the same back, such acquisition shall not be treated as an assumption of Landlord's position hereunder, and this Lease shall thereafter be subject and subordinate at all times to such lease.

ARTICLE 30	FINANCIAL STATEMENTS

At any time during the term of this Lease, Tenant shall, upon ten (10) days prior written notice from Landlord, provide any institutional lender which is negotiating with Landlord for interim, construction or permanent financing during the term of this Lease, with a current financial statement and financial statements for each of the two (2) years prior to the then current fiscal statement year, as filed with the U.S. Securities and Exchange Commission.  Tenant’s obligations to provide such statements shall be limited to statements that are publicly available as of the date of Landlord’s request.  Such statements shall be sent directly to such institutional lender and not through Landlord.  Such current statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant shall be audited by an independent certified public accountant.

This Lease is subject to Landlord’s approval of Tenant’s financial condition..

ARTICLE 31	WAIVER

The waiver by Landlord or Tenant of any term, covenant or condition herein contained shall not be deemed to be a waiver of such terms, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.  The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding defaults at the time of such rent.

ARTICLE 32	INABILITY TO PERFORM

This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike oracts of God.

ARTICLE 33	JOINT OBLIGATION / SUCCESSORS AND ASSIGNS

If there be more than one Tenant the obligations hereunder imposed shall be joint and several.  The covenants and conditions herein contained, subject to the provision as to assignment, apply to and bind the heirs, successors, executors, administrator and assigns of the parties hereto.

If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation.

ARTICLE 34	NOTICES

All notices and demands which may or are to be required or permitted to be given by either party on the other shall be in writing.  All notices and demands by the Landlord to the Tenant shall be sent by certified mail, return receipt requested, postage prepaid, or delivered in person addressed to the Tenant at the Premises, at the address herein below, or to such other place as Tenant may from time to time designate in a notice to the Landlord.  All notices and demands by the Tenant to the Landlord shall be sent by certified mail, return receipt requested, pottage prepaid, or delivered in person addressed to the Landlord at the address set forth herein, and to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

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To Landlord at:	12820 Earhart Ave., Auburn, CA. 95602
To Tenant at:	130 Baytech Drive, San Jose, CA 95134

ARTICLE 35	MISCELLANEOUS

Marginal Headings.  The marginal headings and titles to the Sections and Articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

Time. Time is of the essence of this Lease and of the performance of each and all of its provisions in which performance is a factor.

Recordation.  Neither Landlord nor Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of Landlord.

Quiet Possession.  Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.
Partial Invalidity.  Any provision of this Lease which shall prove to be invalid, void, or illegal shall be in no way affect, impair or invalidate any other provision hereof and other provision shall remain in full force and effort.

Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

Jurisdiction.  Placer County, State of California will be jurisdiction and venue of the action concerning this lease agreement.

Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys’ fees.  In addition, should it be necessary for either party to employ legal counsel to enforce any of the provisions herein contained,  the other party agrees to pay all attorneys’ fees and court costs reasonably incurred.

Certain Rights Reserved By Landlord.  Landlord reserves the following rights, exercisable without liability to Tenant for (a) damage or injury to property, person or business, (b) causing an actual or constructive eviction from the Premises, or (c) disturbing Tenant’s use or possession of the Premises:

a.	To name the Building and Project and to change the name or street address of the Building or project; and
b.	To install and maintain all signs on the exterior of the Building and Project.

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ARTICLE 36	SALE OF PREMISES BY LANDLORD

In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligation contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

ARTICLE 37	TENANT ESTOPPEL

Tenant shall at any time and from time to time, upon not less than five (5) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord an Estoppel  Statement in writing containing at a minimum the following:

(a)    Certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and

(b)    Acknowledging that there are not, to Tenant's knowledge, any incurred defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and

(c)    Setting forth the date of commencement of rents and expiration of the term hereof. Any such statement may be relied upon by the prospective purchaser or encumbrance of all or any portion of the real property of which the Premises are a part.

ARTICLE 38	SUBORDINATION, ATTORNMENT AND NONDISTURBANCE

Tenant covenants and agrees that this Lease is subject and subordinate to any mortgage or deed of trust which may now or hereafter encumber the Premises,  the Building or the Project, and to all renewals, modifications, consolidations, replacements and extensions thereof.  This clause shall be self-operative and no further instrument of subordination need be requested by any mortgagee.  However, Tenant will execute, if requested, a mutually-agreeable Subordination, Non-Disturbance and Attornment Agreement.  In the event of the enforcement by the trustee, mortgagee or the beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Tenant will become the Tenant of, and attorn to, such successor in interest without change in the terms or other provisions of this Lease.  Notwithstanding any other provision contained herein, this paragraph shall not result in an interference with Tenant’s Permitted Use and occupancy of the Premises or Tenant’s rights hereunder.

ARTICLE 39	PRIOR AGREEMENTS

This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purposes.  No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.  This Lease shall not be effective or binding on any party until fully executed by both parties hereto.  The submission of this Lease to Tenant shall be for examination purposes only and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest by Tenant in, the Premises or any other Premises situated in the shopping center.  Execution of this Lease by Tenant and return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Lease to the Tenant.

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ARTICLE 40	AMERICANS WITH DISABILITIES ACT (ADA)

(a) The Premises have not undergone an inspection by a Certified Access Specialist (CAS).

(b) Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.

(c) Under the terms of this Lease, Landlord is not obligated to bring building to current ADA compliance.

ARTICLE 41	LANDLORD TENANT IMPROVEMENTS

Landlord, at Landlord’s sole cost and expense, shall deliver the premises in turn-key condition and as per the following:

-Replace carpet squares with holes using existing carpet squares from conference room or other offices as needed.  Room where carpet squares have been removed shall have new carpet installed.

ARTICLE 42	TERMINATION OF EXISTING LEASE

The existing lease dated April 17, 2007 between The Estes Family Trust and Tahoe RF Semiconductor, and the amendment thereto, date November 14, 2012 which were assigned to Tenant  on or about June 30, 2014 will be terminated as of April 30, 2015.

ARTICLE 43	RESERVED SPACE

The area indicated in Exhibit A and so designated as “Area Not included in lease” (hereafter “Area”) is approximately 2,300 sf and shall not be occupied.  GigOptix shall have the option up and until February 1, 2016 to notify Landlord of its intent to lease and rent said Area with the commencement of the additional lease term to begin on May 1, 2016. Notice will be given in accordance with the terms of the Lease.   However, should GigOptix occupy any portion of the Area prior to February 1, 2016 then the entirety of the Area,  2,300 sf,  shall be added to the existing lease and the monthly rent amount shall increase to $8,400.00 with the new monthly payment to begin upon use of the Area, prorated as needed.  Should Tenant not utilize any  or all of Area and  notice to Landlord is not be given by February 1st 2016, Tenant will have waived its right to lease Area and  Landlord shall have the right to section off the Area by installing demising walls for the purposes of leasing the Area to another entity.

Exhibits.  The following Exhibits are attached to this Lease after the signatures and are incorporated herein by reference:

•	Exhibit A - Floor Plan

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This Agreement has been prepared for submission to your attorney for his approval.  No representations or recommendation is made by the real estate Broker(s) or their agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Agreement or the transaction involved herein.

LANDLORD:		TENANT:

KEITH C. & TRACI A. ESTES, TRUST		GIGOPTIX, INC.

BY:		BY:
Keith Estes

TITLE:	Owner – Trustee	TITLE:

DATE:		DATE:

EXHIBIT A Floor Plan

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